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                                                                    EXHIBIT 99.4

                            NON-COMPETITION AGREEMENT

                  NON-COMPETITION AGREEMENT, dated as of [ ], 2003 (the "Agreement"), by and between ALLTEL CORPORATION, a Delaware corporation ("Seller"), and FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation ("Buyer").

                                    RECITALS

                  WHEREAS, simultaneous with the execution of this Agreement, and pursuant to the Stock Purchase Agreement, dated as of January 28, 2003, by and between Seller and Buyer (the "Stock Purchase Agreement"), Buyer is, among other things, purchasing from Seller, and Seller is selling to Buyer, on the Closing Date, all of the stock of ALLTEL Information Services, Inc., an Arkansas corporation (the "Company"); and

                  WHEREAS, as conditions to the closing of the Stock Purchase Agreement, Seller and Buyer agreed to execute and deliver this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

         Section 1. Capitalized Term. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Stock Purchase Agreement.

         Section 2. Non-Competition. From the Closing Date until the expiration of the "Restricted Period", as defined at the end of this Section 2, Seller shall not on its own, and shall cause each of its Affiliates (each, a "Restricted Party") not to, directly or indirectly, engage in the business of providing to banks and other financial institutions that own or service (a) the primary data base of record for residential mortgage, retail, consumer and commercial loans, and deposits, (b) the primary system of record for accessing such database, and (c) data processing services or software necessary to use such data base and such system (the "Restricted Business"), provided, however, that nothing in this Agreement or in the definition of Restricted Business shall:

         (i) prohibit or in any way restrict a Restricted Party from acquiring any person, firm or corporation that engages in, or has an Affiliate, subsidiary, segment or division engaged in, the Restricted Business,
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                  so long as the revenues of such person, firm or corporation
                  (including such Affiliate, subsidiary, segment or division, if any) derived from the Restricted Business does not exceed twenty percent 20% of such person's, firm's or corporation's total revenues on a consolidated basis (including such Affiliate, subsidiary, segment or division, if any, but excluding any interest in a mutual fund or other ownership as a passive investor) during the twelve month period ending on the last day of the month immediately preceding such acquisition; and

         (ii)     prohibit or otherwise limit any Restricted Party's ability to:
                  (A) engage in any business conducted by a Restricted Party on or prior to the Closing Date that was not transferred to Buyer under the Stock Purchase Agreement, even if such business involves the primary data base of record for telecom accounts, the primary system of record for accessing such database, and data processing services or software necessary to use such data base and such system; (B) otherwise engage in any business involving telecom, wireline, wireless, long distance, paging, output processing, and/or internet activities even if such business involves the primary data base of record for telecom accounts, the primary system of record for accessing such database, and data processing services or software necessary to use such data base and such system; (C) engage in any business involving any of the Excluded Assets; (D) engage in the Restricted Business to the extent necessary to perform its duties under the Ancillary Agreements; (E) engage in the Restricted Business in the event there shall occur (1) the voluntary or involuntary liquidation, insolvency, bankruptcy, dissolution or winding up of Buyer, the Company or any Affiliate of Buyer then conducting the Restricted Business, or
                  (2) the acquisition by any person or group, directly or indirectly, in one or a series of related transactions, of fifty percent 50% or more of the voting securities of Seller or of Buyer, the Company, or any Affiliate of Buyer then conducting the Restricted Business, including, without limitation, an acquisition involving the sale of voting securities, a merger, a tender offer or exchange offer, a reorganization, or any other business combination; or (F) engage in any business engaged in by a "Division", as defined in the last sentence of Section 11.2 of the Stock Purchase Agreement, following its "Disposition", as defined in Section
                  11.2 of the Stock Purchase Agreement..

         "Restricted Period" means the period beginning on the Closing Date and ending on the earlier of (y) the two-year anniversary of the Closing Date or (z) the occurrence of any event or transaction described in subsection
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         (ii)(E)(1), (2), or (3) above.

         Section 3. Confidential Information. During the Restricted Period, Seller shall not on its own, and shall cause each of its Affiliates not to, use for its or their benefit, or disclose to any person or entity, any trade secrets or proprietary or confidential information of the Restricted Business or any information with respect to customers, suppliers, employees of the Restricted Business; provided, however, that the provisions of this Section 3 shall not be applicable to any such information which: (a) is or becomes generally available to the public other than as a result of the breach of this Agreement by a Restricted Party; (b) is or becomes available to a Restricted Party on a non-confidential basis, provided that, to Seller's actual knowledge, the source of such information was not bound by a written confidentiality agreement or other written obligation of confidentiality with respect to such information;
(c) is required to be disclosed in connection with the transactions contemplated by the Ancillary Agreements; (d) was independently developed as a result of the work carried out by an employee of a Restricted Party to whom no disclosure of any confidential information has been made; (e) was used in an activity or business that did not violate the non-competition provisions of Section 2 of this Agreement; (f) constitutes an idea, concept, know-how or technique in non-tangible form, which is retained in the memories of Restricted Party's employees; or (g) is requested or required to be disclosed by applicable law, subpoena, order, national stock exchange rule or other similar process, provided that (i) Seller shall provide Buyer with prompt written notice, unless notice is prohibited by law, subpoena, order, national stock exchange rule or other similar process of any such request or requirement so that Buyer may seek a protective order or other appropriate remedy, and (ii) in the event that such protective order or other remedy is not obtained, Seller shall disclose only minimum such information as is legally required.

         Section 4. Non-Solicitation of Continuing Business Employees. During the Restricted Period, Seller shall not on its own, and shall cause each of its Affiliates not to, without the prior written consent of Buyer, directly or indirectly, solicit any Continuing Business Employee, or induce such person to terminate his or her employment with Buyer, the Company or the Company's Subsidiaries; except, that Seller and its Affiliates shall not be prohibited from conducting generalized solicitations for employees which solicitations are not specifically targeted at the Continuing Business Employees through the use of media advertisements, internet, professional search firms, or otherwise, and shall not be prohibited from soliciting any Continuing Business Employee whose employment is terminated by Buyer, the Company or the Company's Subsidiaries subsequent to the Closing Date.

         Section 5. Non-Solicitation of Seller's and its Affiliates Employees. During the Restricted Period, Buyer shall not on its own, and shall cause each of its
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Affiliates not to, without the prior written consent of Seller, directly or indirectly, solicit any employee or Seller its Affiliates, or induce such person to terminate his or her employment with Seller or its Affiliates; except, that Buyer and its Affiliates shall not be prohibited from conducting generalized solicitations for employees which solicitations are not specifically targeted at the employees of Seller or its Affiliates through the use of media advertisements, internet, professional search firms or otherwise and shall not be prohibited from soliciting any employees of Seller and its Affiliates whose employment is terminated by Seller or its Affiliates subsequent to the Closing Date.

         Section 6. Specific Performance. Each party acknowledges and agrees that if it were to breach any provision of this Agreement, any remedy at law might be inadequate and that the other parties shall be entitled to seek specific performance, and injunctive and other equitable relief to prevent or restrain a breach of this Agreement or to enforce the provisions hereof.

         Section 7. Severability. Each party intends that the provisions of this Agreement be enforced under the laws applied in each jurisdiction in which enforcement is sought. If any provision of this Agreement, or any part hereof, shall be held by a court of competent jurisdiction to be invalid or unenforceable, this Agreement shall be amended to revise the scope of such provision to make it enforceable, if possible, or to delete such provision or such part.

         Section 8. Construction. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof. This Agreement and the provisions contained herein shall not be construed or interpreted for or against any party because that party drafted or caused its legal representatives to draft any of its provisions.

         Section 9. Governing Law. The internal laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement.

         Section 10. Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, successors and permitted assigns, except, that this Agreement shall not be assigned, directly or indirectly, by a party without the prior written consent of the other parties hereto.

         Section 11. Waiver. Either party may waive compliance by the other party of any of the provisions of this Agreement. Any waiver (express or implied) of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. Any waiver must be in writing and must be signed by
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the party waiving any provision hereof. In the event that any party fails to asset a claim within one year after the action or omission giving rise to the breach occurred, then it shall be deemed to have waived the breach and shall be forever barred from asserting a claim in the future.

         Section 12. No Third Party Beneficiaries. This Agreement is not intended and shall not be deemed to confer upon or give any person except the parties hereto and their respective successors and permitted assigns any remedy, claim, liability, reimbursement, cause of action or other right under or by reason of this Agreement.

         Section 13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

         Section 14. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be made in accordance with the provisions of Section 12.3 of the Stock Purchase Agreement.

         Section 15. Entire Agreement. This Agreement (together with all documents and instruments referred to herein) constitute the entire agreement and supersede all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first above written.

                                        ALLTEL CORPORATION


                                        By: __________________________
                                            Name:
                                            Title:

                                        FIDELITY NATIONAL FINANCIAL, INC.


                                        By: __________________________
                                            Name:
                                            Title: